UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   001-09553                  04-2949533
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


                       1515 Broadway, New York, NY                 10036
                  (Address of principal executive offices)       (Zip Code)


                                 (212) 258-6000
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Acceleration of Vesting of Stock Option Awards

              On March 8, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Viacom Inc. (the "Company") approved the acceleration of the vesting of unvested stock options having an exercise price of $38 or greater (other than options under the Company's "Fund the Future" program) granted under the Company's 2000 Long-Term Management Incentive Plan, as amended and restated (the "2000 LTMIP"), that are held by current employees, including all executive officers. Also accelerated were a small number of unvested stock options having an exercise price of $38 or greater granted under the Company's 1997 Long-Term Management Incentive Plan, as amended and restated (the "1997 LTMIP"). Stock option awards granted from 1999 through 2004 with respect to approximately 29 million shares of the Company's Class B Common Stock ("Class B Shares"), including options with respect to approximately 5 million Class B Shares that are held by the executive officers, are subject to this acceleration which is effective as of March 8, 2005. The Committee also imposed a holding period that will require all executive officers to refrain from selling Class B Shares acquired upon the exercise of these options (other than shares needed to cover the exercise price and satisfying withholding taxes) until the date on which the exercise would have been permitted under the option's original vesting terms or, if earlier, the executive officer's last day of employment.

              Because these options had exercise prices in excess of the current market value of the Class B Shares based on the closing price of $34.74 per share on March 8, 2005 (they were "underwater"), and were not fully achieving their original objectives of incentive compensation and employee retention, the Company expects the acceleration to have a positive effect on employee morale, retention and perception of option value. The acceleration also eliminates future compensation expense the Company would otherwise recognize in its consolidated statement of operations with respect to these options once the Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment", issued by the Financial Accounting Standards Board, becomes effective for reporting periods beginning after June 15, 2005. The future expense that is eliminated as a result of the acceleration of the vesting of these options is approximately $400 million, or $242 million net of tax (of which approximately $58 million, or $35 million net of tax, is attributable to options held by executive officers). This expense will be reflected in pro forma footnote disclosure to the first quarter 2005 financial statements.

              The form of agreement for stock options granted for the years 1999 through 2000 under the 1997 LTMIP and the form of certificate and terms and conditions of stock options granted for the years 2001 through 2004 under the 2000 LTMIP, including, in each case, options awarded to the Company's executive officers, and the form of notice to executive officers regarding the acceleration of vesting are attached hereto as exhibits and their terms are incorporated herein by reference. Copies of the 1997 LTMIP and 2000 LTMIP have been filed with the Securites and Exchange Commission as Exhibit B to the Company's Proxy Statement dated June 5, 2000 and Exhibit 10(d) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, respectively, in each case as amended by the Amendment to Viacom Stock Option Plans filed as Exhibit 10(bb) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Compensation Committee Determination Concerning Awards under the Senior Executive Short-Term Incentive Plan

         As previously disclosed in the Company's report on Form 8-K dated February 1, 2005, the Committee has established performance criteria and target awards for participants in the Company's Senior Executive Short-Term Incentive Plan, as amended and restated (the "Senior Executive STIP"), for the 2005 fiscal year. The performance criteria relates to the achievement over a one-year performance period ending December 31, 2005 of a specified level of the Company's operating income (determined in accordance with generally accepted accounting principles in the United States) before depreciation, amortization and intercompany eliminations, as set forth in the Senior Executive STIP. Pursuant to Section 2.4 of the Senior Executive STIP, if the Committee certifies that the performance goals for fiscal 2005 have been achieved, the Committee may reduce the amount of any award in its sole discretion to reflect the Committee's assessment of a participant's individual performance or for any other reason.

         On March 8, 2005, the Committee determined that, in exercising its discretion to reduce the amount of any award (assuming the performance goals for 2005 are achieved), the actual award paid would be based principally on the financial performance of the Company weighted (i) 75% on the achievement of specified levels of operating income (determined in accordance with generally accepted accounting principles in the United States) before depreciation, amortization and intercompany eliminations and (ii) 25% on free cash flow, in each case including any adjustments deemed necessary pursuant to Article III of the Senior Executive STIP. The Committee also determined that it would consider other factors in utilizing this discretion, including, but not limited to, certain strategic non-financial goals such as diversity in the workplace, legal compliance and ethical behavior and may also consider the nature of unusual expenses or contributors to financial results. A copy of the Senior Executive STIP has been filed with the Securities and Exchange Commission as Exhibit C to the Company's Proxy Statement dated April 21, 2003.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit Number                Description of Exhibit
       --------------                ----------------------

             10.1 Form of Agreement for Stock Options granted under the 1997 LTMIP

             10.2 Form of Certificate and Terms and Conditions for Stock Options granted under the 2000 LTMIP

             10.3 Form of Notice to Executive Officers regarding Acceleration of Vesting of "Underwater" Options


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VIACOM INC.
                                   (Registrant)


                                   By:    /s/ MICHAEL D. FRICKLAS
                                      ------------------------------------------
                                      Michael D. Fricklas
                                      Executive Vice President, General Counsel
                                      and Secretary




Date:  March 14, 2005

Exhibit Index

       Exhibit Number                Description of Exhibit
       --------------                ----------------------

             10.1 Form of Agreement for Stock Options granted under the 1997 LTMIP

             10.2 Form of Certificate and Terms and Conditions for Stock Options granted under the 2000 LTMIP

             10.3 Form of Notice to Executive Officers regarding Acceleration of Vesting of "Underwater" Options